SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-13115	36-4151656
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2 North Riverside Plaza
Suite 2100
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
Corrected Attachment to Earnings Press Release
Corrected pg.19 to 2Q Supp. Oper.& Financial Data

Item 9. Regulation FD Disclosure

     On July 28, 2003, Equity Office announced its consolidated financial results for the quarter ended June 30, 2003. A copy of Equity Office’s earnings press release was furnished as Exhibit 99.1 to a report on Form 8-K filed by Equity Office on July 29, 2003. A copy of Equity Office’s Second Quarter Supplemental Operating and Financial Data package was furnished as Exhibit 99.2 to the same report on Form 8-K. This report on Form 8-K/A amends the report on Form 8-K filed by Equity Office on July 29, 2003 to correct certain data described below.

     The cash flow from operating activities for the three and six months ended June 30, 2003 reflected in these announcements by Equity Office was incorrectly stated to be $273,818 and $525,405, respectively. The corrected measure of cash flow from operating activities for the three and six months ended June 30, 2003 is $298,950 and $550,537, respectively. In addition, the net (decrease) increase in cash and cash equivalents for the three and six months ended June 30, 2003 reflected in these announcements by Equity Office was incorrectly stated to be ($30,860) and ($26,008), respectively. The corrected measure of the (decrease) increase in cash and cash equivalents for the three and six months ended June 30, 2003 is $($5,728) and ($876), respectively. The incorrect cash flow from operating activities data and net (decrease) increase in cash and cash equivalents data appeared in an attachment to the earnings press release dated July 28, 2003 furnished as Exhibit 99.1 and on page 19 of the Second Quarter Supplemental Operating and Financial Data package furnished as Exhibit 99.2. As a result, Equity Office is furnishing a corrected attachment to the earnings press release and corrected page 19 of the Supplemental Operating and Financial Data package with this Form 8-K/A. The corrected pages are attached hereto as Exhibits 99.3 and 99.4 of this Form 8-K/A.

     The information contained in this report on Form 8-K/A, including Exhibits 99.1, 99.2, 99.3 and 99.4, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K/A, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity Office under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

Date: July 29, 2003	By:	/s/ Marsha C. Williams Marsha C. Williams
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Equity Office Earnings Press Release dated July 28, 2003

99.2*	Equity Office Second Quarter Supplemental Operating and Financial Data

99.3	Corrected attachment to Equity Office Earnings Press Release dated July 28, 2003

99.4	Corrected page 19 to Equity Office Second Quarter Supplemental Operating and Financial Data

* Previously filed by Equity Office in its report on Form 8-K filed with the SEC on July 29, 2003.